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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 8, 2000

                             PARADYNE NETWORKS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-26485               75-2658219
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                             8545 126th Avenue North
                              Largo, Florida 33773
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          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (727) 530-2000


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On December 11, 2000, Paradyne Networks, Inc. (the "Company") announced that Andrew S. May resigned as Chief Executive Officer of the Company effective December 8, 2000. Mr. May will remain a non-executive strategic advisor to the Company until June 2001 and as a member of the Company's Board of Directors.

         Simultaneously with Mr. May's resignation as the Company's Chief Executive Officer, Sean E. Belanger, the Company's President and Chief Operating Officer, was appointed to the position of President and Chief Executive Officer of the Company. Mr. Belanger has also been elected to the Board of Directors of the Company.

         In connection with the foregoing management changes, the Company issued a press release on December 11, 2000, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. EXHIBITS.

         (c)      Exhibits

         The following exhibit is filed as part of this Report:

          EXHIBIT NO.            DESCRIPTION
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             99.1                Press Release dated December 11, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PARADYNE NETWORKS, INC.



                                By: /s/ PATRICK M. MURPHY
                                   ------------------------------------------
                                Name:  Patrick M. Murphy

                                Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Dated:   December 11, 2000


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                                  EXHIBIT INDEX

          EXHIBIT NO.            DESCRIPTION
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             99.1                Press Release dated December 11, 2000.




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